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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                  FORM 8-K/A-2

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 22, 1996


                                 BNN CORPORATION
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               (Exact name of Registrant as specified in charter)


      Nevada                    0-17591                        93-0957030
---------------         ---------------------             ----------------------
(State or Other         (Commission File No.)                 (IRS Employer
jurisdiction of                                           Identification Number)
incorporation)




 345 Park Avenue South                                                10010
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:     (212) 779-6601
                                                         -------------

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Item 7.  Financial Statements, Pro-Forma Information and Exhibits

                  (a)      Financial Statements of KMG*

                           (i)**    (A)     Report of Independent Auditors.

                                            Seagull Entertainment, Inc. 1995
                                            Kaleidoscope Group 1995

                                    (B)     Balance Sheets as of December 31,
                                            1994 and 1995 for each of Seagull
                                            Entertainment, Inc. and the KMG
                                            Group.

                                    (C)     Statements of Operations for Seagull
                                            Entertainment, Inc. and for
                                            Kaleidoscope Group for the years
                                            ended December 31, 1994 and December
                                            31, 1995.

                                    (D)     Statements of Changes in
                                            Stockholders' Equity for each of
                                            Seagull Entertainment, Inc. and the
                                            KMG Group, for the years ended
                                            December 31, 1995 and December 31,
                                            1994.

                                    (E)     Statements of Cash Flows for each of
                                            Seagull Entertainment, Inc. and the
                                            KMG Group, for the years ended
                                            December 31, 1995 and December 31,
                                            1994.

                                    (F)     Notes to the Financial Statements.

                           (ii)     (A)     Consolidated and Combined Balance
                                            Sheet for the KMG Group as of
                                            September 30, 1996 (unaudited).**

                                    (B)     Consolidated and Combined Statement
                                            of Operations and Retained Earnings
                                            for the KMG Group for the nine
                                            months ended September 30, 1996
                                            (unaudited).**

                                    (C)     Consolidated and Combined Statement
                                            of Cash Flows for the KMG Group for
                                            the nine months ended September 30,
                                            1996 (unaudited).

                                    (D)     Notes to Financial Statements.**
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*    KMG acquired Seagull Entertainment, Inc. and several companies operating under the umbrella of KMG hereinafter called the KMG Group.

**   Previously filed with this Form 8-K.


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                  (b)**    Pro Forma Financial Statements of Registrant

                           (i) Pro-Forma Consolidated Balance Sheet as of September 30, 1996.

                           (ii) Pro-Forma Consolidated Statements of Income for the nine months ended September 30, 1996.

                           (iii) Pro-Forma Consolidated Statements of Income for the year ended December 31, 1995.

                  (c)**    Exhibits

                           (i) Agreement and Plan of Reorganization dated October 22, 1996 among the Company and the shareholders of KMG.
















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   **Previously filed with this Form 8-K.


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                            Kaleidoscope Media Group, Inc.
                        Consolidated Statement of Cash Flows
                   For the nine months ended September 30, 1996

Cash flows from operating activities
  Net earnings (loss)                                                          $  (321,056)
  Adjustments to reconcile net earnings to net cash
      provided (used) by operating activities:
  Depreciation and amortization                                                    152,549
  Income on equity investment                                                     (295,600)
  Changes in:
      Accounts receivable                                                       (1,086,822)
      Expenditures billable to clients                                             109,047
      Loans receivable                                                             (56,903)
      Prepaid expenses                                                               2,882
      Other Assets                                                                  11,342
      Accounts payable                                                             293,141
      Payable to KSE                                                             1,042,600
      Deferred rent                                                                (21,077)
      Deferred Income                                                              (28,000)
      Client advance                                                              (146,592)
                                                                                ----------
  Net cash provided (used) by operating activities                                (344,489)
                                                                                ----------
  Cash flows from investing activities
      Expenditures for capitalized program costs                                (1,085,473)
                                                                                ----------
      Net cash used by investing activities                                     (1,085,473)
                                                                                ----------
  Cash flows from financing activities
      Net cash acquired from purchase of Kaleidoscope Group                        196,036
      Capital contribution                                                           2,000
      Repayment of loans payable - stockholders                                    (38,470)
      Repayment of notes payable                                                  (114,277)
      Net increase in loan                                                       1,272,828
                                                                                ----------
  Net cash provided by financing activities                                      1,318,117
                                                                                ----------
  Net increase (decrease) in cash and cash equivalents                            (111,845)

  Cash and equivalents at beginning of period                                      139,213
                                                                                ----------
  Cash and equivalents at end of period                                        $    27,368
                                                                               ===========

  Supplemental disclosure of Cash flow information
  Cash paid during the year for:
      Interest                                                                      13,902
      Income taxes                                                                  15,739

  In connection with the Company's May, 1996 acquisition of the Kaleidoscope
  Group, assets were acquired and liabilities were assumed as follows:
  Fair value of assets acquired
      Non cash current assets                                                    1,388,353
      Property and equipment                                                       100,378
      Other noncurrent assets                                                       77,730
      Goodwill                                                                   4,084,053
                                                                                ----------
  Net                                                                            5,650,514
      Less liabilities assumed                                                  (3,086,206)
                                                                                ----------
  Excess of noncash assets assumed over liabilities acquired                     2,564,308
  Elimination of payable to Kaleidoscope Group                                     139,656
  Net cash acquired                                                                196,036
                                                                                ----------
  Stock issued                                                                   2,900,000
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
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   January 3, 1997       BNN CORPORATION
                               (registrant)


                               By: /s/ Henry Siegel
                                   ---------------------------------------------
                                   Henry Siegel, Chairman of the Board, Director (Principal, Financial and Accounting Officer)

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